SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) November 17, 1999

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.           The Certificateholder Statements for the month ending
                  Oct. 31, 1999 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on November 17, 1999.

Item 6.           Not Applicable.

Item 7.           Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1 Monthly Servicing Report dated November 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-2.

      Exhibit 20.2 Monthly Servicing Report dated November 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-3.

      Exhibit 20.3 Monthly Servicing Report dated November 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-1.

      Exhibit 20.4 Monthly Servicing Report dated November 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-3.

      Exhibit 20.5 Monthly Servicing Report dated November 17, 1999 with respect to the
                                     Universal Card Master Trust
                                    Series 1997-1.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:     /s/Meridith Jarrell Name:
                                          Meridith Jarrell   Title:
                                          President & Chief Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              November 17, 1999 with respect to the
                              Universal Card Master Trust Series 1995-2.

20.2                          Monthly Servicing Report dated
                              November 17, 1999 with respect to the
                              Universal Card Master Trust Series 1995-3.

20.3                          Monthly Servicing Report dated
                              November 17, 1999 with respect to the
                              Universal Card Master Trust Series 1996-1.

20.4                          Monthly Servicing Report dated
                              November 17, 1999 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.5                          Monthly Servicing Report dated
                              November 17, 1999 with respect to the
                              Universal Card Master Trust Series 1997-1.

     Exhibit 20.1

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                                        31-Oct-99
     Distribution Date                                     17-Nov-99

     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        675,000,000.00      35,625,000.00
     Amount
     Adjusted Invested /Transferor         675,000,000.00      35,625,000.00
     Amount
     Floating Allocation Percentage           90.0000000%         4.7500000%
     Principal Allocation Percentage          90.0000000%         4.7500000%
     Finance Charge Collections              9,709,046.52         512,421.90
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 100,816,414.84       5,320,866.34
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,499,292.43         131,907.10
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                327,574.91          17,288.68
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    675,000,000.00      35,625,000.00
     ------------------------------------------------------------------------
     Group II Information                 Series 1995-2         Series
     Invested Amount                       750,000,000.00               0.00
     Average Rate                                5.94702%            0.0000%
     Investor Finance Charge                11,151,801.58               0.00
     Collections
     Investor Principal Collections        112,018,238.71               0.00
     Investor Default Amount Due             2,776,991.59               0.00
     Investor Monthly Interest Due           3,716,886.72               0.00
     Investor Monthly Fees Due               1,168,750.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.95000%           6.10000%
     Investor Monthly Interest Due           3,346,875.00         181,093.75
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,346,875.00         181,093.75
     Investor  Default Amount Due            2,499,292.43         131,907.10
     Investor Monthly Fees Due               1,051,875.00          55,515.63
     Investor Additional Fees Due                   0.00               0.00
     Total                                   6,898,042.43         368,516.48
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        10,038,219.59         529,710.58
     Monthly Interest Paid                   3,346,875.00         181,093.75
     Investor Default Amount Paid            2,499,292.43               0.00
     Excess Spread                           4,192,052.16         348,616.83
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         131,907.10
     Required Amount                                 0.00         131,907.10
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         131,907.10
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        675,000,000.00      35,625,000.00
     Interest Distribution                   3,346,875.00         181,093.75
     Principal Distribution                          0.00               0.00
     Total Distribution                      3,346,875.00         181,093.75
     Ending Certificate Balance            675,000,000.00      35,625,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  4.9583             5.0833
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               4.9583             5.0833
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate


     Delinquencies                            1-30              31-60

     Number of Accounts                           241,839             63,636
     Balance of Accounts                      597,178,928        172,552,623

     31+Days Delinquency Rate                                        3.4186%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         39,375,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          39,375,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            5.2500000%        82.3762374%
     Principal Allocation Percentage           5.2500000%        82.3762374%
     Finance Charge Collections                566,361.05      10,787,829.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   5,880,957.53     112,018,238.71
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  145,792.06       2,776,991.59
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 19,108.54         363,972.12
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance


     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     39,375,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group II Information                    Series             Series
     Invested Amount                                 0.00               0.00
     Average Rate                                 0.0000%            0.0000%
     Investor Finance Charge                         0.00               0.00
     Collections
     Investor Principal Collections                  0.00               0.00
     Investor Default Amount Due                     0.00               0.00
     Investor Monthly Interest Due                   0.00               0.00
     Investor Monthly Fees Due                       0.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.75750%
     Investor Monthly Interest Due             188,917.97       3,716,886.72
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               188,917.97       3,716,886.72
     Investor  Default Amount Due              145,792.06       2,776,991.59
     Investor Monthly Fees Due                  61,359.38       1,168,750.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     396,069.40       7,662,628.31
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              11,151,801.58
     Charge Collections
     Interest/Principal/Spread                                      1,598.17
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.40%
     Base Rate                                                         7.82%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           585,469.58      11,153,399.75
     Monthly Interest Paid                           0.00       3,527,968.75
     Investor Default Amount Paid                    0.00       2,499,292.43
     Excess Spread                             585,469.58       5,126,138.57
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            131,907.10
     Required Amount                                              131,907.10
     ------------------------------------------------------------------------
     Monthly Interest Paid                     188,917.97         188,917.97
     Investor Default Paid                     145,792.06         277,699.16
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,168,750.00
     Excess Finance Charge Collections                          3,490,771.44
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         39,375,000.00     750,000,000.00
     Interest Distribution                     188,917.97       3,716,886.72
     Principal Distribution                          0.00               0.00
     Total Distribution                        188,917.97       3,716,886.72
     Ending Certificate Balance             39,375,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.7979
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               4.7979
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,065             25,508
     Balance of Accounts                      115,283,195         81,513,079

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        160,456,733.01     910,456,733.01
     Amount
     Adjusted Invested /Transferor         160,456,733.01     910,456,733.01
     Amount
     Floating Allocation Percentage           17.6237626%       100.0000000%
     Principal Allocation Percentage          17.6237626%       100.0000000%
     Finance Charge Collections              2,307,973.16      13,095,802.63
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  23,965,440.83     135,983,679.54
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  594,116.00       3,371,107.59
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 77,869.04         441,841.15
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    132,402,146.00     882,402,146.00
     ------------------------------------------------------------------------
     Group II Information                  Group Total
     Invested Amount                       750,000,000.00
     Average Rate                                5.94702%
     Investor Finance Charge                11,151,801.58
     Collections
     Investor Principal Collections        112,018,238.71
     Investor Default Amount Due             2,776,991.59
     Investor Monthly Interest Due           3,716,886.72
     Investor Monthly Fees Due               1,168,750.00
     Investor Additional Amounts Due                 0.00
     ------------------------------------------------------------------------

     Delinquencies                            121+              Total

     Number of Accounts                            35,433            403,481
     Balance of Accounts                      118,267,153   1,084,794,976.62

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                   Trust
     ------------------------------------------------------------------------
                                             Totals
     Beginning Principal  Receivables   14,263,822,150.45
     Balance
     Special Funding Account Balance                 0.00
     Beginning Total Principal Balance  14,263,822,150.45
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            205,167,574.47
     Total Yield                                   17.26%
     Trust Portfolio Yield                         13.40%
     Principal Collections               2,130,410,979.42
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          14.94%
     Defaults                               52,814,018.94
     Monthly Default Rate                           4.44%
     Net Monthly Default Rate                       3.86%
     Recoveries                              6,922,178.07
     Adjustments                            22,665,040.99
     New Receivables                     1,766,368,176.24
     Ending Principal  Receivables      13,824,300,287.34
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     13,824,300,287.34

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 13,824,300,287.34
     ------------------------------------------------------------------------

Group:                                  Group II
Series:                                 Series 1995-2

Supplement Date:                                          15-Nov-95


MONTHLY STATEMENT

UNIVERSAL CARD MASTER TRUST                               SERIES 1995-2


     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 11/17/99 with respect to the performance of the Trust during the month of 10/01/99 to 10/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge Offs                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount after giving
     effect to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class B Invested Amount after giving
     effect  to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $188,917.97
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                        Servicer

                                        By:  /s/  Dori Broglino
                                        ------------------
                                        Name:  Dori Broglino

                                        Title: Servicing Officer

                                                    C-3

     RECEIVABLES  ---

     Beginning of the Month Principal                     $14,263,822,150.45
     Receivables:
     Beginning of the Month Finance                         $399,429,637.29
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,663,251,787.74
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                                $0.00
     Additional Finance Charge                                        $0.00
     Receivables:
     Additional Total Receivables:                                    $0.00


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $13,824,300,287.34
     Receivables:
     End of the Month Finance Charge                        $411,682,824.37
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,235,983,111.71
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $2,485,983,111.71
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $172,552,622.82
        61-90 Days Delinquent                               $115,283,194.60
        91+ Days Delinquent                                 $199,780,231.37

        Total 31+ Days Delinquent                           $487,616,048.79

     Defaulted Accounts During the                           $52,814,018.94
     Month

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $675,000,000
     Class B Initial Invested Amount         $35,625,000
     Collateral Initial Invested Amount      $39,375,000
     INITIAL INVESTED AMOUNT                                   $750,000,000

     Class A Invested Amount             $675,000,000.00
     Class B Invested Amount              $35,625,000.00
     Collateral Invested Amount           $39,375,000.00
     INVESTED AMOUNT                                           $750,000,000


     Class A Adjusted Invested Amount    $675,000,000.00
     Class B Adjusted Invested Amount     $35,625,000.00
     Collateral Invested Amount           $39,375,000.00
     ADJUSTED INVESTED AMOUNT                                  $750,000,000


     MONTHLY SERVICING FEE                                    $1,168,750.00


     INVESTOR DEFAULT AMOUNT                                  $2,776,991.59


     GROUP II INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               5.94702%
     IN GROUP II

     GROUP II INVESTOR FINANCE CHARGE COLLECTIONS            $11,151,801.58
     GROUP II INVESTOR ADDITIONAL                                     $0.00
     AMOUNTS
     GROUP II INVESTOR DEFAULT AMOUNT                         $2,776,991.59
     GROUP II INVESTOR MONTHLY FEES                           $1,168,750.00
     GROUP II INVESTOR MONTHLY INTEREST                       $3,716,886.72


     SERIES 1995-2 INFORMATION
     SERIES 1995-2 ALLOCATION                                          6.38%
     PERCENTAGE
     SERIES 1995-2 ALLOCABLE FINANCE                         $13,095,802.63
     CHARGE
     COLLECTIONS
     SERIES 1995-2 ADDITIONAL AMOUNTS                                 $0.00
     SERIES 1995-2 ALLOCABLE DEFAULTED                        $3,371,107.59
     AMOUNT
     SERIES 1995-2 MONTHLY FEES                               $1,168,750.00
     SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS          $135,983,679.54
     SERIES 1995-2 REQUIRED TRANSFEROR                       $52,500,000.00
     AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   82.38%

     INVESTOR FINANCE CHARGE                                 $10,787,829.46
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $2,776,991.59
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $11,151,801.58
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 82.38%
     AVAILABLE PRINCIPAL COLLECTIONS                        $112,018,238.71


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      90.00%

         Class A Floating Percentage      $10,038,219.59
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                           $10,038,219.59

        Class A Monthly Interest           $3,346,875.00
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $2,499,292.43
     TOTAL CLASS A EXCESS SPREAD                              $4,192,052.16

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       4.75%

     CLASS B AVAILABLE FUNDS                                    $529,710.58

        Class B Monthly Interest             $181,093.75
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $348,616.83

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    5.25%

     COLLATERAL AVAILABLE FUNDS                                 $585,469.58
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                             $585,469.58

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $5,126,138.57

     Excess Spread Applied to Class A                                 $0.00
     Required Amount
     Excess Spread Applied to Class A                                 $0.00
     Investor Chargeoffs

     Excess Spread Applied to Class B                           $131,907.10
     Required Amount
     Excess Spread Applied to                                         $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                                   $188,917.97
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,168,750.00
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $145,792.06
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $3,490,771.44

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $54,797,048.87
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1995-2

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to
     Unpaid Monthly Servicing Fee
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Default Amount

     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                      7.82%                  1
     Base Rate (Prior Month)                        7.83%                  1
     Base Rate (Two Months Ago)                     7.82%                  1
     THREE MONTH AVERAGE BASE RATE                                     7.82%

     Series Adj Portfolio Yield (Curr Month)                          13.40%
     OCT : (21 posting days / 4 Mondays)
     Series Adj Portfolio Yield (Prior Month)                         12.46%
     SEP : (22 posting days / 4 Mondays)
     Series Adj Port Yield (Two Months Ago)                           13.14%
     AUG : (22 posting days / 5 Mondays)
     THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                    13.00%
     YIELD

     PRINCIPAL COLLECTIONS---

     CLASS A PRINCIPAL PERCENTAGE                                     90.00%

        Class A Principal Collections                       $100,816,414.84

     CLASS B PRINCIPAL PERCENTAGE                                      4.75%

        Class B Principal Collections                         $5,320,866.34

     COLLATERAL PRINCIPAL PERCENTAGE                                   5.25%
        Collateral Principal                                  $5,880,957.53
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS                        $112,018,238.71

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1995-2 PRINCIPAL SHORTFALL                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $112,018,238.71
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer

                                        By: / s/  Dori

                                        -------------------------------------
                                        Name:  Dori Broglino

                                        Title:  Servicing Officer

     Exhibit 20.2
     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                                                31-Oct-99
     Distribution Date                                             17-Nov-99
-----------------------------------------------------------------------------

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        652,500,000.00      45,000,000.00
     Amount
     Adjusted Invested /Transferor         652,500,000.00      45,000,000.00
     Amount
     Floating Allocation Percentage           87.0000000%         6.0000000%
     Principal Allocation Percentage          87.0000000%         6.0000000%
     Finance Charge Collections              9,385,411.63         647,269.77
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  97,455,867.68       6,721,094.32
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,415,982.69         166,619.50
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                316,655.74          21,838.33
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    652,500,000.00      45,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.33954%           6.28329%
     Investor Finance Charge                11,151,801.58      14,869,068.77
     Collections
     Investor Principal Collections        112,018,238.71     149,357,651.61
     Investor Default Amount Due             2,776,991.59       3,702,655.46
     Investor Monthly Interest Due           3,962,210.94       5,236,072.92
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.37625%           6.48625%
     Investor Monthly Interest Due           3,467,085.94         243,234.38
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,467,085.94         243,234.38
     Investor  Default Amount Due            2,415,982.69         166,619.50
     Investor Monthly Fees Due               1,016,812.50          70,125.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                   6,899,881.12         479,978.87
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                         9,949,168.85         684,056.34
     Monthly Interest Paid                   3,467,085.94         243,234.38
     Investor Default Amount Paid            2,415,982.69               0.00
     Excess Spread                           4,066,100.23         440,821.97
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         166,619.50
     Required Amount                                 0.00         166,619.50
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         166,619.50
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        652,500,000.00      45,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            652,500,000.00      45,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Accounts Deposit       3,467,085.94         243,234.38
     2nd Collection Accounts Deposit                 0.00               0.00
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         3,467,085.94         243,234.38


     Delinquencies                            1-30              31-60

     Number of Accounts                           241,839             63,636
     Balance of Accounts                      597,178,928        172,552,623

     31+Days Delinquency Rate                                        3.4186%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         52,500,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          52,500,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        82.3762374%
     Principal Allocation Percentage           7.0000000%        82.3762374%
     Finance Charge Collections                755,148.06      10,787,829.46
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   7,841,276.71     112,018,238.71
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  194,389.41       2,776,991.59
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 25,478.05         363,972.12
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     52,500,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.64913%           5.59138%
     Investor Finance Charge                14,869,068.77      14,869,068.77
     Collections
     Investor Principal Collections        149,357,651.61     149,357,651.61
     Investor Default Amount Due             3,702,655.46       3,702,655.46
     Investor Monthly Interest Due           4,707,604.17       4,659,479.17
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.75750%
     Investor Monthly Interest Due             251,890.63       3,962,210.94
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               251,890.63       3,962,210.94
     Investor  Default Amount Due              194,389.41       2,776,991.59
     Investor Monthly Fees Due                  81,812.50       1,168,750.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     528,092.54       7,907,952.53
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              11,400,939.08
     Charge Collections
     Interest/Principal/Spread                                     30,351.85
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.85%
     Base Rate                                                         8.21%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           798,065.74      11,431,290.93
     Monthly Interest Paid                           0.00       3,710,320.31
     Investor Default Amount Paid                    0.00       2,415,982.69
     Excess Spread                             798,065.74       5,304,987.93
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            166,619.50
     Required Amount                                              166,619.50
     ------------------------------------------------------------------------
     Monthly Interest Paid                     251,890.63         251,890.63
     Investor Default Paid                     194,389.41         361,008.91
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,168,750.00
     Excess Finance Charge Collections                          3,523,338.40
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         52,500,000.00     750,000,000.00
     Interest Distribution                     251,890.63         251,890.63
     Principal Distribution                          0.00               0.00
     Total Distribution                        251,890.63         251,890.63
     Ending Certificate Balance             52,500,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.7979
     Certificate
     Interest Distribution Per 1,000               4.7979
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Accounts Deposit                          3,710,320.31
     2nd Collection Accounts Deposit                                    0.00
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            3,710,320.31


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,065             25,508
     Balance of Accounts                      115,283,195         81,513,079

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        160,456,733.01     910,456,733.01
     Amount
     Adjusted Invested /Transferor         160,456,733.01     910,456,733.01
     Amount
     Floating Allocation Percentage           17.6237626%       100.0000000%
     Principal Allocation Percentage          17.6237626%       100.0000000%
     Finance Charge Collections              2,307,973.16      13,095,802.63
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  23,965,440.83     135,983,679.54
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  594,116.00       3,371,107.59
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 77,869.04         441,841.15
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    132,402,146.00     882,402,146.00
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            35,433            403,481
     Balance of Accounts                      118,267,153   1,084,794,976.62

     31+Days Delinquency Rate

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   14,263,822,150.45
     Balance
     Special Funding Account Balance                 0.00
     Beginning Total Principal Balance  14,263,822,150.45
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            205,167,574.47
     Total Yield                                   17.26%
     Trust Portfolio Yield                         13.40%
     Principal Collections               2,130,410,979.42
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          14.94%
     Defaults                               52,814,018.94
     Monthly Default Rate                           4.44%
     Net Monthly Default Rate                       3.86%
     Recoveries                              6,922,178.07
     Adjustments                            22,665,040.99
     New Receivables                     1,766,368,176.24
     Ending Principal  Receivables      13,824,300,287.34
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     13,824,300,287.34

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 13,824,300,287.34
     -----------------------------------------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                5.94092%
     Investor Finance Charge                55,759,007.90
     Collections
     Investor Principal Collections        560,091,193.55
     Investor Default Amount Due            13,884,957.97
     Investor Monthly Interest Due          18,565,367.19
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

     Delinquencies

     Number of Accounts
     Balance of Accounts

Group:                                  Group 1
Series:                                 Series 1995-3
Supplement Date:                                15-Nov-95



MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
                                        SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 11/17/99 with respect to the performance of the Trust during the month of 10/01/99 to 10/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000


                                   C-1

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested Amount                                             $251,890.63
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By:  /s/  Dori Broglino
                                        ------------------
                                        Name:  Dori Broglino
                                        Title: Servicing Officer

     RECEIVABLES  ---

     Beginning of the Month Principal                     $14,263,822,150.45
     Receivables:
     Beginning of the Month Finance                         $399,429,637.29
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,663,251,787.74
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                                $0.00
     Additional Finance Charge                                        $0.00
     Receivables:
     Additional Total Receivables:                                    $0.00


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $13,824,300,287.34
     Receivables:
     End of the Month Finance Charge                        $411,682,824.37
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,235,983,111.71
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $2,485,983,111.71
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $172,552,622.82
        61-90 Days Delinquent                               $115,283,194.60
        91+ Days Delinquent                                 $199,780,231.37

        Total 31+ Days Delinquent                           $487,616,048.79

     Defaulted Accounts During the                           $52,814,018.94
     Month

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $652,500,000
     Class B Initial Invested Amount         $45,000,000
     Collateral Initial Invested Amount      $52,500,000
     INITIAL INVESTED AMOUNT                                   $750,000,000

     Class A Invested Amount             $652,500,000.00
     Class B Invested Amount              $45,000,000.00
     Collateral Invested Amount           $52,500,000.00
     INVESTED AMOUNT                                           $750,000,000


     Class A Adjusted Invested Amount    $652,500,000.00
     Class B Adjusted Invested Amount     $45,000,000.00
     Collateral Invested Amount           $52,500,000.00
     ADJUSTED INVESTED AMOUNT                                  $750,000,000


     MONTHLY SERVICING FEE                                    $1,168,750.00


     INVESTOR DEFAULT AMOUNT                                  $2,776,991.59


     GROUP 1 INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               5.94092%
     IN GROUP 1

     GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS             $55,759,007.90
     GROUP 1 INVESTOR ADDITIONAL                                      $0.00
     AMOUNTS
     GROUP 1 INVESTOR DEFAULT AMOUNT                         $13,884,957.97
     GROUP 1 INVESTOR MONTHLY FEES                            $5,843,750.00
     GROUP 1 INVESTOR MONTHLY INTEREST                       $18,565,367.19


     SERIES 1995-3  INFORMATION
     SERIES 1995-3  ALLOCATION                                         6.38%
     PERCENTAGE
     SERIES 1995-3  ALLOCABLE FINANCE                        $13,095,802.63
     CHARGE
     COLLECTIONS
     SERIES 1995-3  ADDITIONAL AMOUNTS                                $0.00
     SERIES 1995-3  ALLOCABLE                                 $3,371,107.59
     DEFAULTED AMOUNT
     SERIES 1995-3  MONTHLY FEES                              $1,168,750.00
     SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS         $135,983,679.54
     SERIES 1995-3  REQUIRED                                 $52,500,000.00
     TRANSFEROR AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   82.38%

                                                                      C-5

     INVESTOR FINANCE CHARGE                                 $10,787,829.46
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $2,776,991.59
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $11,400,939.08
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 82.38%
     AVAILABLE PRINCIPAL COLLECTIONS                        $112,018,238.71


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      87.00%

         Class A Floating Percentage       $9,949,168.85
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                            $9,949,168.85

        Class A Monthly Interest           $3,467,085.94
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $2,415,982.69
     TOTAL CLASS A EXCESS SPREAD                              $4,066,100.23

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       6.00%

     CLASS B AVAILABLE FUNDS                                    $684,056.34

        Class B Monthly Interest             $243,234.38
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $440,821.97

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    7.00%

     COLLATERAL AVAILABLE FUNDS                                 $798,065.74
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                             $798,065.74

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $5,304,987.93

     Excess Spread Applied to Class A                                 $0.00
     Required Amount
     Excess Spread Applied to Class A                                 $0.00
     Investor Charge
     Offs
     Excess Spread Applied to Class B                           $166,619.50
     Required Amount
     Excess Spread Applied to                                         $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                                   $251,890.63
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,168,750.00
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $194,389.41
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $3,523,338.40

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $54,797,048.87
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1995-3

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to
     Unpaid Monthly Servicing Fee
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Default Amount

     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and
     (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                      8.21%                  1
     Base Rate (Prior Month)                        7.58%                  1
     Base Rate (Two Months Ago)                     7.57%                  1
     THREE MONTH AVERAGE BASE RATE                                     7.79%

     Series Adj Portfolio Yield (Curr  Month)
     OCT : (21 posting days / 4 Mondays)                              13.85%
     Series Adj Portfolio Yield (Prior  Month)
     SEP : (22 posting days / 4 Mondays)                              12.44%
     Series Adj Port Yield (Two Months Ago)
     AUG : (22 posting days / 5  Mondays)                             13.19%

     THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                    13.16%
     YIELD

     PRINCIPAL COLLECTIONS---

     CLASS A PRINCIPAL PERCENTAGE                                     87.00%

        Class A Principal Collections     $97,455,867.68

     CLASS B PRINCIPAL PERCENTAGE                                      6.00%

        Class B Principal Collections      $6,721,094.32

     COLLATERAL PRINCIPAL PERCENTAGE                                   7.00%
        Collateral Principal               $7,841,276.71
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS     $112,018,238.71

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1995-3  PRINCIPAL SHORTFALL                               $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $112,018,238.71
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/  Dori Broglino

                                        ------------------
                                        Name:  Dori Broglino
                                        Title:  Servicing Officer

     Exhibit 20.3

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                                           31-Oct-99
     Distribution Date                                        17-Nov-99

     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             12,226,206.72       1,150,701.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 126,954,003.87      11,948,612.13
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,147,257.14         296,212.44
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                412,501.73          38,823.69
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.33954%           6.28329%
     Investor Finance Charge                11,151,801.58      14,869,068.77
     Collections
     Investor Principal Collections        112,018,238.71     149,357,651.61
     Investor Default Amount Due             2,776,991.59       3,702,655.46
     Investor Monthly Interest Due           3,962,210.94       5,236,072.92
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.31125%           6.44625%
     Investor Monthly Interest Due           4,470,468.75         429,750.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             4,470,468.75         429,750.00
     Investor  Default Amount Due            3,147,257.14         296,212.44
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   8,942,309.22         850,629.10
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        12,921,251.09       1,212,350.17
     Monthly Interest Paid                   4,470,468.75         429,750.00
     Investor Default Amount Paid            3,147,257.14               0.00
     Excess Spread                           5,303,525.20         782,600.17
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         296,212.44
     Required Amount                                 0.00         296,212.44
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         296,212.44
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,470,468.75         429,750.00
     2nd Collection Accounts Deposit                 0.00               0.00
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         4,470,468.75         429,750.00


     Delinquencies                            1-30              31-60

     Number of Accounts                           241,839             63,636
     Balance of Accounts                      597,178,928        172,552,623

     31+Days Delinquency Rate                                        3.4186%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

                                                               Investor
     Monthly Trust Activity               CIA Investor         Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        82.3762374%
     Principal Allocation Percentage           7.0000000%        82.3762374%
     Finance Charge Collections              1,006,864.08      14,383,772.62
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,455,035.61     149,357,651.61
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  259,185.88       3,702,655.46
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 33,970.73         485,296.16
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.64913%           5.59138%
     Investor Finance Charge                14,869,068.77      14,869,068.77
     Collections
     Investor Principal Collections        149,357,651.61     149,357,651.61
     Investor Default Amount Due             3,702,655.46       3,702,655.46
     Investor Monthly Interest Due           4,707,604.17       4,659,479.17
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.75750%
     Investor Monthly Interest Due             335,854.17       5,236,072.92
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               335,854.17       5,236,072.92
     Investor  Default Amount Due              259,185.88       3,702,655.46
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     704,123.38      10,497,061.71
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              15,154,377.11
     Charge Collections
     Interest/Principal/Spread                                     40,030.55
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.79%
     Base Rate                                                         8.15%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,060,806.40      15,194,407.66
     Monthly Interest Paid                           0.00       4,900,218.75
     Investor Default Amount Paid                    0.00       3,147,257.14
     Excess Spread                           1,060,806.40       7,146,931.77
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            296,212.44
     Required Amount                                              296,212.44
     ------------------------------------------------------------------------
     Monthly Interest Paid                     335,854.17         335,854.17
     Investor Default Paid                     259,185.88         555,398.32
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          4,697,345.95
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     335,854.17         335,854.17
     Principal Distribution                          0.00               0.00
     Total Distribution                        335,854.17         335,854.17
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.7979
     Certificate
     Interest Distribution Per 1,000               4.7979
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,900,218.75
     2nd Collection Accounts Deposit                                    0.00
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            4,900,218.75


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,065             25,508
     Balance of Accounts                      115,283,195         81,513,079

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

                                           Transferor           Series
     Monthly Trust Activity                 Interest         Allocations
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        213,942,310.68   1,213,942,310.68
     Amount
     Adjusted Invested /Transferor         213,942,310.68   1,213,942,310.68
     Amount
     Floating Allocation Percentage           17.6237626%       100.0000000%
     Principal Allocation Percentage          17.6237626%       100.0000000%
     Finance Charge Collections              3,077,297.55      17,461,070.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  31,953,921.10     181,311,572.72
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  792,154.66       4,494,810.12
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                103,825.38         589,121.54
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    176,536,194.67   1,176,536,194.67
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            35,433            403,481
     Balance of Accounts                      118,267,153   1,084,794,976.62

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

                                                                Trust
     Monthly Trust Activity                                     Totals
     ------------------------------------------------------------------------

     Beginning Principal  Receivables                      14,263,822,150.45
     Balance
     Special Funding Account Balance                                    0.00
     Beginning Total Principal Balance                     14,263,822,150.45
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections                               205,167,574.47
     Total Yield                                                      17.26%
     Trust Portfolio Yield                                            13.40%
     Principal Collections                                  2,130,410,979.42
     Discount Percentage                                               0.00%
     Discount Option Receivable                                         0.00
     Collections
     Monthly Payment Rate                                             14.94%
     Defaults                                                  52,814,018.94
     Monthly Default Rate                                              4.44%
     Net Monthly Default Rate                                          3.86%
     Recoveries                                                 6,922,178.07
     Adjustments                                               22,665,040.99
     New Receivables                                        1,766,368,176.24
     Ending Principal  Receivables                         13,824,300,287.34
     Balance
     Minimum Series Required Balance                        1,070,000,000.00
     Special Funding Account Balance                                    0.00
     Ending Total Principal Balance                        13,824,300,287.34

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts                    13,824,300,287.34
     -----------------------------------
                                                          -------------------
     Group I Information                                     Group Total
     Invested Amount                                        3,750,000,000.00
     Average Rate                                                   5.94092%
     Investor Finance Charge                                   55,759,007.90
     Collections
     Investor Principal Collections                           560,091,193.55
     Investor Default Amount Due                               13,884,957.97
     Investor Monthly Interest Due                             18,565,367.19
     Investor Monthly Fees Due                                  5,843,750.00
     Investor Additional Amounts Due                                    0.00
     -----------------------------------                  -------------------

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

                                                          Group 1
Group:                                                    Series 1996-1
Series:
Supplement Date:                                          30-Apr-96


MONTHLY STATEMENT
UNIVERSAL CARD MASTER TRUST
SERIES 1996-1


     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 11/17/99 with respect to the performance of the Trust during the month of 10/01/99 to 10/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     ClassA Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested Amount                                            $335,854.17

(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By: /s/ Dori Broglino
                                        -------------------------------------
                                        Name:  Dori Broglino
                                        Title: Servicing Officer

                                                    C-3

     RECEIVABLES  ---

     Beginning of the Month Principal                     $14,263,822,150.45
     Receivables:
     Beginning of the Month Finance                         $399,429,637.29
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,663,251,787.74
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                                $0.00
     Additional Finance Charge                                        $0.00
     Receivables:
     Additional Total Receivables:                                    $0.00


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $13,824,300,287.34
     Receivables:
     End of the Month Finance Charge                        $411,682,824.37
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,235,983,111.71
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $2,485,983,111.71
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $172,552,622.82
        61-90 Days Delinquent                               $115,283,194.60
        91+ Days Delinquent                                 $199,780,231.37

        Total 31+ Days Delinquent                           $487,616,048.79

     Defaulted Accounts During the                           $52,814,018.94
     Month

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $850,000,000
     Class B Initial Invested Amount         $80,000,000
     Collateral Initial Invested Amount      $70,000,000
     INITIAL INVESTED AMOUNT                                 $1,000,000,000

     Class A Invested Amount             $850,000,000.00
     Class B Invested Amount              $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     INVESTED AMOUNT                                         $1,000,000,000


     Class A Adjusted Invested Amount    $850,000,000.00
     Class B Adjusted Invested Amount     $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     ADJUSTED INVESTED AMOUNT                                $1,000,000,000


     MONTHLY SERVICING FEE                                    $1,558,333.33


     INVESTOR DEFAULT AMOUNT                                  $3,702,655.46


     GROUP 1 INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               5.94092%
     IN GROUP 1

     GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS             $55,759,007.90
     GROUP 1 INVESTOR ADDITIONAL                                      $0.00
     AMOUNTS
     GROUP 1 INVESTOR DEFAULT AMOUNT                         $13,884,957.97
     GROUP 1 INVESTOR MONTHLY FEES                            $5,843,750.00
     GROUP 1 INVESTOR MONTHLY INTEREST                       $18,565,367.19


     SERIES 1996-1 INFORMATION
     SERIES 1996-1 ALLOCATION                                          8.51%
     PERCENTAGE
     SERIES 1996-1 ALLOCABLE FINANCE                         $17,461,070.17
     CHARGE
     COLLECTIONS
     SERIES 1996-1 ADDITIONAL AMOUNTS                                 $0.00
     SERIES 1996-1 ALLOCABLE DEFAULTED                        $4,494,810.12
     AMOUNT
     SERIES 1996-1 MONTHLY FEES                               $1,558,333.33
     SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS          $181,311,572.72
     SERIES 1996-1 REQUIRED TRANSFEROR                       $70,000,000.00
     AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   82.38%

     INVESTOR FINANCE CHARGE                                 $14,383,772.62
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $3,702,655.46
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $15,154,377.11
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 82.38%
     AVAILABLE PRINCIPAL COLLECTIONS                        $149,357,651.61


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      85.00%

         Class A Floating Percentage      $12,921,251.09
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                           $12,921,251.09

        Class A Monthly Interest           $4,470,468.75
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $3,147,257.14
     TOTAL CLASS A EXCESS SPREAD                              $5,303,525.20

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       8.00%

     CLASS B AVAILABLE FUNDS                                  $1,212,350.17

        Class B Monthly Interest             $429,750.00
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $782,600.17

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    7.00%

     COLLATERAL AVAILABLE FUNDS                               $1,060,806.40
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                           $1,060,806.40

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $7,146,931.77

     Excess Spread Applied to Class A                                 $0.00
     Required Amount
     Excess Spread Applied to Class A                                 $0.00
     Investor Charge
     Offs
     Excess Spread Applied to Class B                           $296,212.44
     Required Amount
     Excess Spread Applied to                                         $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                                   $335,854.17
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,558,333.33
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $259,185.88
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $4,697,345.95

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $54,797,048.87
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1996-1

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to
     Unpaid Monthly Servicing Fee
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Default Amount

     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and
     (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                      8.15%                  1
     Base Rate (Prior Month)                        7.52%                  1
     Base Rate (Two Months Ago)                     7.51%                  1
     THREE MONTH AVERAGE BASE RATE                                     7.73%

     Series Adj Portfolio Yield (Curr Month)       13.79%
     OCT : (21 posting days / 4 Mondays)
     Series Adj Portfolio Yield (Prior Month)      12.38%
     SEP : (22 posting days / 4 Mondays)
     Series Adj Port Yield (Two Months Ago)        13.13%
     AUG : (22 posting days / 5 Mondays)
     THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                    13.10%
     YIELD

     PRINCIPAL COLLECTIONS---

     CLASS A PRINCIPAL PERCENTAGE                                     85.00%

        Class A Principal Collections    $126,954,003.87

     CLASS B PRINCIPAL PERCENTAGE                                      8.00%

        Class B Principal Collections     $11,948,612.13

     COLLATERAL PRINCIPAL PERCENTAGE                                   7.00%
        Collateral Principal              $10,455,035.61
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS     $149,357,651.61

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1996-1 PRINCIPAL SHORTFALL                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $149,357,651.61
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/  Dori Broglino

                                        -------------------------------------
                                        Name:  Dori Broglino

                                        Title:  Servicing Officer

     Exhibit 20.4

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                                                31-Oct-99
     Distribution Date                                             17-Nov-99

     Monthly Trust Activity                  Class A           Class B
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             12,226,206.72       1,150,701.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 126,954,003.87      11,948,612.13
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,147,257.14         296,212.44
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                412,501.73          38,823.69
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.33954%           6.28329%
     Investor Finance Charge                11,151,801.58      14,869,068.77
     Collections
     Investor Principal Collections        112,018,238.71     149,357,651.61
     Investor Default Amount Due             2,776,991.59       3,702,655.46
     Investor Monthly Interest Due           3,962,210.94       5,236,072.92
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.62000%           5.82000%
     Investor Monthly Interest Due           3,980,833.33         388,000.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,980,833.33         388,000.00
     Investor  Default Amount Due            3,147,257.14         296,212.44
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   8,452,673.81         808,879.10
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        12,434,110.01       1,170,072.67
     Monthly Interest Paid                   3,980,833.33         388,000.00
     Investor Default Amount Paid            3,147,257.14               0.00
     Excess Spread                           5,306,019.54         782,072.67
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         296,212.44
     Required Amount                                 0.00         296,212.44
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         296,212.44
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,113,527.78         400,933.33
     2nd Collection Accounts Deposit         3,980,833.33         388,000.00
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         8,094,361.11         788,933.33


     Delinquencies                            1-30              31-60

     Number of Accounts                           241,839             63,636
     Balance of Accounts                      597,178,928        172,552,623

     31+Days Delinquency Rate                                        3.4186%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

                                                               Investor
     Monthly Trust Activity               CIA Investor         Interest
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        82.3762374%
     Principal Allocation Percentage           7.0000000%        82.3762374%
     Finance Charge Collections              1,006,864.08      14,383,772.62
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,455,035.61     149,357,651.61
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  259,185.88       3,702,655.46
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 33,970.73         485,296.16
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.64913%           5.59138%
     Investor Finance Charge                14,869,068.77      14,869,068.77
     Collections
     Investor Principal Collections        149,357,651.61     149,357,651.61
     Investor Default Amount Due             3,702,655.46       3,702,655.46
     Investor Monthly Interest Due           4,707,604.17       4,659,479.17
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.80750%
     Investor Monthly Interest Due             338,770.83       4,707,604.17
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               338,770.83       4,707,604.17
     Investor  Default Amount Due              259,185.88       3,702,655.46
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     707,040.05       9,968,592.96
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              14,625,908.36
     Charge Collections
     Interest/Principal/Spread                                      2,087.91
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.11%
     Base Rate                                                         7.52%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,023,813.59      14,627,996.27
     Monthly Interest Paid                           0.00       4,368,833.33
     Investor Default Amount Paid                    0.00       3,147,257.14
     Excess Spread                           1,023,813.59       7,111,905.79
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            296,212.44
     Required Amount                                              296,212.44
     ------------------------------------------------------------------------
     Monthly Interest Paid                     338,770.83         338,770.83
     Investor Default Paid                     259,185.88         555,398.32
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          4,659,403.31
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     338,770.83         338,770.83
     Principal Distribution                          0.00               0.00
     Total Distribution                        338,770.83         338,770.83
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8396
     Certificate
     Interest Distribution Per 1,000               4.8396
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,514,461.11
     2nd Collection Accounts Deposit                            4,368,833.33
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            8,883,294.44


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,065             25,508
     Balance of Accounts                      115,283,195         81,513,079

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

                                           Transferor           Series
     Monthly Trust Activity                 Interest         Allocations
     ------------------------------------------------------------------------

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        213,942,310.68   1,213,942,310.68
     Amount
     Adjusted Invested /Transferor         213,942,310.68   1,213,942,310.68
     Amount
     Floating Allocation Percentage           17.6237626%       100.0000000%
     Principal Allocation Percentage          17.6237626%       100.0000000%
     Finance Charge Collections              3,077,297.55      17,461,070.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  31,953,921.10     181,311,572.72
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  792,154.66       4,494,810.12
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                103,825.38         589,121.54
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    176,536,194.67   1,176,536,194.67
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            35,433            403,481
     Balance of Accounts                      118,267,153   1,084,794,976.62

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

                                                                Trust
     Monthly Trust Activity                                     Totals
     ------------------------------------------------------------------------
                                                           14,263,822,150.45
     Beginning Principal  Receivables                                   0.00
     Balance
     Special Funding Account Balance                       14,263,822,150.45
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage                          205,167,574.47
     Finance Charge Collections                                       17.26%
     Total Yield                                                      13.40%
     Trust Portfolio Yield                                  2,130,410,979.42
     Principal Collections                                             0.00%
     Discount Percentage                                                0.00
     Discount Option Receivable                                       14.94%
     Collections
     Monthly Payment Rate                                      52,814,018.94
     Defaults                                                          4.44%
     Monthly Default Rate                                              3.86%
     Net Monthly Default Rate                                   6,922,178.07
     Recoveries                                                22,665,040.99
     Adjustments                                            1,766,368,176.24
     New Receivables                                       13,824,300,287.34
     Ending Principal  Receivables                          1,070,000,000.00
     Balance
     Minimum Series Required Balance                                    0.00
     Special Funding Account Balance                       13,824,300,287.34
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal                                  13,824,300,287.34
                                                          -------------------
     Ending Invested/Transferor Amounts                      Group Total
     -----------------------------------
     Group I Information                                    3,750,000,000.00
     Invested Amount                                                5.94092%
     Average Rate                                              55,759,007.90
     Investor Finance Charge                                  560,091,193.55
     Collections
     Investor Principal Collections                            13,884,957.97
     Investor Default Amount Due                               18,565,367.19
     Investor Monthly Interest Due                              5,843,750.00
     Investor Monthly Fees Due                                          0.00
                                                          -------------------
     Investor Additional Amounts Due
     -----------------------------------

Group:                                                    Group 1
Series:                                                   Series 1996-3
Supplement Date:                                          17-Sep-96


MONTHLY STATEMENT

UNIVERSAL CARD MASTER TRUST
SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 11/17/99 with respect to the performance of the Trust during the month of 10/01/99 to 10/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $338,770.83
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By:  /s/  Dori Broglino

                                        -------------------------------------
                                        Name:  Dori Broglino

                                        Title: Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                          $14,263,822,150.45
Receivables:
Beginning of the Month Finance Charge                       $399,429,637.29
Receivables:
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,663,251,787.74
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $13,824,300,287.34
End of the Month Finance Charge                             $411,682,824.37
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $14,235,983,111.71


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master                     $11,750,000,000.00
Trust Series)

End of the Month Total Transferor                         $2,485,983,111.71
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $172,552,622.82
   61-90 Days Delinquent                                    $115,283,194.60
   91+ Days Delinquent                                      $199,780,231.37

   Total 31+ Days Delinquent                                $487,616,048.79

Defaulted Accounts During the Month                          $52,814,018.94

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,558,333.33


INVESTOR DEFAULT AMOUNT                                       $3,702,655.46


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.94092%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                              $55,759,007.90
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $13,884,957.97
GROUP 1 INVESTOR MONTHLY FEES                                 $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $18,565,367.19


SERIES 1996-3 INFORMATION
SERIES 1996-3 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1996-3 ALLOCABLE FINANCE CHARGE                       $17,461,070.17
COLLECTIONS
SERIES 1996-3 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1996-3 ALLOCABLE DEFAULTED                             $4,494,810.12
AMOUNT
SERIES 1996-3 MONTHLY FEES                                    $1,558,333.33
SERIES 1996-3 ALLOCABLE PRINCIPAL                           $181,311,572.72
COLLECTIONS
SERIES 1996-3 REQUIRED TRANSFEROR                            $70,000,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                        82.38%

INVESTOR FINANCE CHARGE COLLECTIONS                          $14,383,772.62
INVESTOR DEFAULT AMOUNT                                       $3,702,655.46
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $14,625,908.36
PRINCIPAL ALLOCATIONS PERCENTAGE                                      82.38%
AVAILABLE PRINCIPAL COLLECTIONS                             $149,357,651.61


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $12,434,110.01
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $12,434,110.01

   Class A Monthly Interest                $3,980,833.33
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,147,257.14
TOTAL CLASS A EXCESS SPREAD                                   $5,306,019.54

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,170,072.67

   Class B Monthly Interest                  $388,000.00
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $782,072.67

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,023,813.59
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,023,813.59

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,111,905.79

Excess Spread Applied to Class A                                      $0.00
Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                $296,212.44
Required Amount
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $338,770.83
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,558,333.33
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $259,185.88
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $4,659,403.31

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                 $54,797,048.87
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1996-3

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount


                                                    C-7

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.52%                  1
Base Rate (Prior Month)                             7.71%                  1
Base Rate (Two Months Ago)                          7.35%                  1
THREE MONTH AVERAGE BASE RATE                                          7.53%

Series Adj Portfolio Yield (Curr Month)                               13.11%
OCT : (21 posting days / 4 Mondays)
Series Adj Portfolio Yield (Prior                                     12.59%
Month)
SEP : (22 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)                                12.99%
AUG : (22 posting days / 5 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED                                   12.90%
PORTFOLIO
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $126,954,003.87

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $11,948,612.13

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $10,455,035.61

AVAILABLE PRINCIPAL COLLECTIONS          $149,357,651.61

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1996-3 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                       $149,357,651.61
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                      $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/  Dori Broglino

                                        -------------------------------------
                                        Name:  Dori Broglino

                                        Title: Servicing Officer

     Exhibit 20.5

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust       Monthly Report             31-Oct-99
     Series 1997-1                      Distribution Date          17-Nov-99


     Monthly Trust Activity                  Class A           Class B

     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             12,226,206.72       1,150,701.81
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 126,954,003.87      11,948,612.13
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,147,257.14         296,212.44
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                412,501.73          38,823.69
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.33954%           6.28329%
     Investor Finance Charge                11,151,801.58      14,869,068.77
     Collections
     Investor Principal Collections        112,018,238.71     149,357,651.61
     Investor Default Amount Due             2,776,991.59       3,702,655.46
     Investor Monthly Interest Due           3,962,210.94       5,236,072.92
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.55500%           5.74500%
     Investor Monthly Interest Due           3,934,791.67         383,000.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,934,791.67         383,000.00
     Investor  Default Amount Due            3,147,257.14         296,212.44
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   8,406,632.14         803,879.10

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     Application of Collections              Class A           Class B
     Available Funds                        12,413,225.23       1,166,222.67
     Monthly Interest Paid                   3,934,791.67         383,000.00
     Investor Default Amount Paid            3,147,257.14               0.00
     Excess Spread                           5,331,176.43         783,222.67
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         296,212.44
     Required Amount                                 0.00         296,212.44
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         296,212.44
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                  12,066,694.45       1,174,533.34
     Principal Distribution                          0.00               0.00
     Total Distribution                     12,066,694.45       1,174,533.34
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                 14.1961            14.6817
     Certificate
     Interest Distribution Per 1,000              14.1961            14.6817
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,065,951.39         395,766.67
     2nd Collection Accounts Deposit         4,065,951.39         395,766.67
     3rd Collection Accounts Deposit         3,934,791.67         383,000.00
     Quarterly Interest Distribution        12,066,694.45       1,174,533.34


     Delinquencies                            1-30              31-60

     Number of Accounts                           241,839             63,636
     Balance of Accounts                      597,178,928        172,552,623

     31+Days Delinquency Rate                                        3.4186%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        82.3762374%
     Principal Allocation Percentage           7.0000000%        82.3762374%
     Finance Charge Collections              1,006,864.08      14,383,772.62
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,455,035.61     149,357,651.61
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  259,185.88       3,702,655.46
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 33,970.73         485,296.16
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.64913%           5.59138%
     Investor Finance Charge                14,869,068.77      14,869,068.77
     Collections
     Investor Principal Collections        149,357,651.61     149,357,651.61
     Investor Default Amount Due             3,702,655.46       3,702,655.46
     Investor Monthly Interest Due           4,707,604.17       4,659,479.17
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.85750%
     Investor Monthly Interest Due             341,687.50       4,659,479.17
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               341,687.50       4,659,479.17
     Investor  Default Amount Due              259,185.88       3,702,655.46
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     709,956.72       9,920,467.96

     Reallocated Investor Finance                              14,577,783.36
     Charge Collections
     Interest/Principal/Spread                                     22,109.38
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.08%
     Base Rate                                                         7.46%
     Application of Collections           CIA Investor          Total
     Available Funds                         1,020,444.84      14,599,892.74
     Monthly Interest Paid                           0.00       4,317,791.67
     Investor Default Amount Paid                    0.00       3,147,257.14
     Excess Spread                           1,020,444.84       7,134,843.93
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            296,212.44
     Required Amount                                              296,212.44
     Monthly Interest Paid                     341,687.50         341,687.50
     Investor Default Paid                     259,185.88         555,398.32
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          4,679,424.78
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     341,687.50      13,582,915.28
     Principal Distribution                          0.00               0.00
     Total Distribution                        341,687.50      13,582,915.28
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8813
     Certificate
     Interest Distribution Per 1,000               4.8813
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,461,718.06
     2nd Collection Accounts Deposit                            4,461,718.06
     3rd Collection Accounts Deposit                            4,317,791.67
     Quarterly Interest Distribution                            8,923,436.12


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,065             25,508
     Balance of Accounts                      115,283,195         81,513,079

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Beginning Total Principal Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        213,942,310.68   1,213,942,310.68
     Amount
     Adjusted Invested /Transferor         213,942,310.68   1,213,942,310.68
     Amount
     Floating Allocation Percentage           17.6237626%       100.0000000%
     Principal Allocation Percentage          17.6237626%       100.0000000%
     Finance Charge Collections              3,077,297.55      17,461,070.17
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  31,953,921.10     181,311,572.72
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  792,154.66       4,494,810.12
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                103,825.38         589,121.54
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    176,536,194.67   1,176,536,194.67

     Delinquencies                            121+              Total

     Number of Accounts                            35,433            403,481
     Balance of Accounts                      118,267,153   1,084,794,976.62

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                                     Trust
                                                                Totals
     ------------------------------------------------------------------------
     Beginning Principal  Receivables                      14,263,822,150.45
     Balance
     Special Funding Account Balance                                    0.00
     Beginning Total Principal Balance                     14,263,822,150.45
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections                               205,167,574.47
     Total Yield                                                      17.26%
     Trust Portfolio Yield                                            13.40%
     Principal Collections                                  2,130,410,979.42
     Discount Percentage                                               0.00%
     Discount Option Receivable                                         0.00
     Collections
     Monthly Payment Rate                                             14.94%
     Defaults                                                  52,814,018.94
     Monthly Default Rate                                              4.44%
     Net Monthly Default Rate                                          3.86%
     Recoveries                                                 6,922,178.07
     Adjustments                                               22,665,040.99
     New Receivables                                        1,766,368,176.24
     Ending Principal  Receivables                         13,824,300,287.34
     Balance
     Minimum Series Required Balance                        1,070,000,000.00
     Special Funding Account Balance                                    0.00
     Ending Total Principal Balance                        13,824,300,287.34

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts                    13,824,300,287.34
     Group I Information                                     Group Total
     Invested Amount                                        3,750,000,000.00
     Average Rate                                                   5.94092%
     Investor Finance Charge                                   55,759,007.90
     Collections
     Investor Principal Collections                           560,091,193.55
     Investor Default Amount Due                               13,884,957.97
     Investor Monthly Interest Due                             18,565,367.19
     Investor Monthly Fees Due                                  5,843,750.00
     Investor Additional Amounts Due                                    0.00

Group:                                                    Group 1
Series:                                                   Series 1997-1
Supplement Date:                                          14-May-97


MONTHLY STATEMENT

UNIVERSAL CARD MASTER TRUST
SERIES 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 11/17/99 with respect to the performance of the Trust during the month of 10/01/99 to 10/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $14.19611111

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $14.19611111

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.68166671
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.68166671
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $341,687.50
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By:  /s/  Dori Broglino

                                        -------------------------------------
                                        Name:  Dori Broglino

                                        Title: Servicing Officer

RECEIVABLES  ---

Beginning of the Month Principal                          $14,263,822,150.45
Receivables:
Beginning of the Month Finance Charge                       $399,429,637.29
Receivables:
Beginning of the Month Discounted                                     $0.00
Receivables:
Beginning of the Month Premium                                        $0.00
Receivables:
Beginning of the Month Total                              $14,663,251,787.74
Receivables:


Removed Principal Receivables:                                        $0.00
Removed Finance Charge Receivables:                                   $0.00
Removed Total Receivables:                                            $0.00


Additional Principal Receivables:                                     $0.00
Additional Finance Charge Receivables:                                $0.00
Additional Total Receivables:                                         $0.00


Discounted Receivables Generated this                                 $0.00
Period:
Premium Receivables Generated this                                    $0.00
Period:
End of the Month Principal Receivables:                   $13,824,300,287.34
End of the Month Finance Charge                             $411,682,824.37
Receivables:
End of the Month Discounted                                           $0.00
Receivables:
End of the Month Premium Receivables:                                 $0.00
End of the Month Total Receivables:                       $14,235,983,111.71


Special Funding Account Balance                                       $0.00
Aggregate Invested Amount (all Master                     $11,750,000,000.00
Trust Series)

End of the Month Total Transferor                         $2,485,983,111.71
Amount


DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
End of the Month Delinquencies:
   31-60 Days Delinquent                                    $172,552,622.82
   61-90 Days Delinquent                                    $115,283,194.60
   91+ Days Delinquent                                      $199,780,231.37

   Total 31+ Days Delinquent                                $487,616,048.79

Defaulted Accounts During the Month                          $52,814,018.94

INVESTED AMOUNTS ---

Class A Initial Invested Amount             $850,000,000
Class B Initial Invested Amount              $80,000,000
Collateral Initial Invested Amount           $70,000,000
INITIAL INVESTED AMOUNT                                      $1,000,000,000

Class A Invested Amount                  $850,000,000.00
Class B Invested Amount                   $80,000,000.00
Collateral Invested Amount                $70,000,000.00
INVESTED AMOUNT                                              $1,000,000,000


Class A Adjusted Invested Amount         $850,000,000.00
Class B Adjusted Invested Amount          $80,000,000.00
Collateral Invested Amount                $70,000,000.00
ADJUSTED INVESTED AMOUNT                                     $1,000,000,000


MONTHLY SERVICING FEE                                         $1,558,333.33


INVESTOR DEFAULT AMOUNT                                       $3,702,655.46


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                    5.94092%
IN GROUP 1

GROUP 1 INVESTOR FINANCE CHARGE                              $55,759,007.90
COLLECTIONS
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                   $0.00
GROUP 1 INVESTOR DEFAULT AMOUNT                              $13,884,957.97
GROUP 1 INVESTOR MONTHLY FEES                                 $5,843,750.00
GROUP 1 INVESTOR MONTHLY INTEREST                            $18,565,367.19


SERIES 1997-1 INFORMATION
SERIES 1997-1 ALLOCATION PERCENTAGE                                    8.51%
SERIES 1997-1 ALLOCABLE FINANCE CHARGE                       $17,461,070.17
COLLECTIONS
SERIES 1997-1 ADDITIONAL AMOUNTS                                      $0.00
SERIES 1997-1 ALLOCABLE DEFAULTED                             $4,494,810.12
AMOUNT
SERIES 1997-1 MONTHLY FEES                                    $1,558,333.33
SERIES 1997-1 ALLOCABLE PRINCIPAL                           $181,311,572.72
COLLECTIONS
SERIES 1997-1 REQUIRED TRANSFEROR                            $70,000,000.00
AMOUNT
FLOATING ALLOCATION PERCENTAGE                                        82.38%

INVESTOR FINANCE CHARGE COLLECTIONS                          $14,383,772.62
INVESTOR DEFAULT AMOUNT                                       $3,702,655.46
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS              $14,577,783.36
PRINCIPAL ALLOCATIONS PERCENTAGE                                      82.38%
AVAILABLE PRINCIPAL COLLECTIONS                             $149,357,651.61


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                           85.00%

    Class A Floating Percentage of        $12,413,225.23
Reallocated
    Investor Finance Charge Collections
    Other Amounts                                  $0.00
TOTAL CLASS A AVAILABLE FUNDS                                $12,413,225.23

   Class A Monthly Interest                $3,934,791.67
   Class A Servicing Fee (if                       $0.00
applicable)
   Class A Investor Default Amount         $3,147,257.14
TOTAL CLASS A EXCESS SPREAD                                   $5,331,176.43

CLASS A REQUIRED AMOUNT                                               $0.00

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                            8.00%

CLASS B AVAILABLE FUNDS                                       $1,166,222.67

   Class B Monthly Interest                  $383,000.00
   Class B Servicing Fee (if                       $0.00
applicable)
TOTAL CLASS B EXCESS SPREAD                                     $783,222.67

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                         7.00%

COLLATERAL AVAILABLE FUNDS                                    $1,020,444.84
   Collateral Interest Servicing Fee                                  $0.00
(if  applicable)
TOTAL COLLATERAL EXCESS SPREAD                                $1,020,444.84

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                           $7,134,843.93

Excess Spread Applied to Class A                                      $0.00
Required Amount
Excess Spread Applied to Class A                                      $0.00
Investor Charge
Offs
Excess Spread Applied to Class B                                $296,212.44
Required Amount
Excess Spread Applied to Reductions of                                $0.00
Class B
Invested Amount pursuant to clauses
(c), (d) and (e)

Excess Spread Applied to Collateral                             $341,687.50
Monthly
Interest
Excess Spread Applied to Unpaid                               $1,558,333.33
Monthly
Servicing Fee
Excess Spread Applied Collateral                                $259,185.88
Default Amount
Excess Spread Applied to Reductions of                                $0.00
Collateral Invested Amount Pursuant to
Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve                                      $0.00
Account
Excess Spread Applied to Other Amounts                                $0.00
Owed to
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                            $4,679,424.78

EXCESS FINANCE CHARGES COLLECTIONS

 TOTAL EXCESS FINANCE CHARGE                                 $54,797,048.87
COLLECTIONS
 FOR ALL ALLOCATION SERIES

SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                     $0.00
ALLOCATED TO SERIES 1997-1

Excess Finance Charge Collections                                     $0.00
Applied to
Class A Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Class A Investor Charge Offs
Excess Finance Charge Collections                                     $0.00
Applied to
Class B Required Amount
Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Class B Invested Amount
Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Monthly Interest
Excess Finance Charge Collections                                     $0.00
Applied to
Unpaid Monthly Servicing Fee
Excess Finance Charge Collections                                     $0.00
Applied to
Collateral Default Amount

Excess Finance Charge Collections                                     $0.00
Applied to
Reductions of Collateral Invested
Amount
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections                                     $0.00
Applied to
Reserve Account
Excess Finance Charge Collections                                     $0.00
Applied to
Other Amounts Owed to Collateral
Interest Holder

YIELD AND BASE RATE---

Base Rate (Current Month)                           7.46%                  1
Base Rate (Prior Month)                             7.65%                  1
Base Rate (Two Months Ago)                          7.64%                  1
THREE MONTH AVERAGE BASE RATE                                          7.58%

Series Adj Portfolio Yield (Curr Month)            13.08%
OCT : (21 posting days / 4 Mondays)
Series Adj Portfolio Yield (Prior Month)           12.49%
SEP : (22 posting days / 4 Mondays)
Series Adj Port Yield (Two Months Ago)             13.30%
AUG : (22 posting days / 5 Mondays)
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                         12.96%
YIELD

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                          85.00%

   Class A Principal Collections         $126,954,003.87

CLASS B PRINCIPAL PERCENTAGE                                           8.00%

   Class B Principal Collections          $11,948,612.13

COLLATERAL PRINCIPAL PERCENTAGE                                        7.00%
   Collateral Principal Collections       $10,455,035.61

AVAILABLE PRINCIPAL COLLECTIONS          $149,357,651.61

REALLOCATED PRINCIPAL COLLECTIONS                                     $0.00

SERIES 1997-1 PRINCIPAL SHORTFALL                                     $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                     $0.00
PRINCIPAL SHARING SERIES

ACCUMULATION ---

Controlled Accumulation Amount                     $0.00
Deficit Controlled Accumulation Amount             $0.00
CONTROLLED DEPOSIT AMOUNT                                             $0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                     $0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE                       $149,357,651.61
FOR OTHER
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND
REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                          $0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                    $0.00
BY PRINCIPAL PAYMENTS)
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                       $0.00
THAN BY PRINCIPAL PAYMENTS)

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                               $0.00
PREVIOUS CLASS B INVESTED AMOUNT                                      $0.00
REDUCTIONS
REIMBURSED

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                        $0.00
REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/  Dori Broglino

                                        -------------------------------------
                                        Name:  Dori Broglino

                                        Title: Servicing Officer